Exhibit 99.1

FORM OF NOTE EXCHANGE AGREEMENT

NOTE EXCHANGE AGREEMENT

This Note Exchange Agreement (“Agreement”), made as of this          day of         , 2010, by and between, Eagle Bancorp, Inc., a Maryland corporation (the “Company”), and the holder of 10% Subordinated Notes, due September 30, 2014, issued by the Company (“Old Notes”) identified on the signature page hereto (the “Holder”).

WHEREAS, the Company currently has an aggregate of $9.3 million of Old Notes outstanding, which were issued to increase the Company’s capital, and that of EagleBank, in connection with the closing of the Company’s acquisition of Fidelity & Trust Financial Corporation and Fidelity & Trust Bank, and which are callable at the Company’s option;

WHEREAS, under the applicable regulatory capital requirements, the eligibility of the Old Notes to be treated as capital is being reduced each year, and commencing on October 1, 2010, only 60% of the principal amount of the Old Notes will be eligible for regulatory capital treatment; and

WHEREAS, the Company desires to continue to benefit from the capital treatment of subordinated debt represented by the principal amount of the Old Notes, and to reduce the effective cost of regulatory capital resulting therefrom; and

WHEREAS, the Holder desires to continue to hold subordinated debt of the Company; and

WHEREAS, the Company and the Holder desire to exchange the Holder’s Old Notes for an equal principal amount of the Company’s newly issued 10% Subordinated Notes, due September 30, 2016; and

WHEREAS, the parties hereto desire to confirm in writing their agreement as to the exchange of shares and other matters as set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows.

1.                                       Holder does hereby tender and offer for exchange the aggregate principal amount of Old Notes set forth beneath Holder’s name on the signature page hereof.  On the Effective Date (as hereinafter defined), Holder’s certificates representing such Old Notes shall automatically and without further action represent and be exchanged for an equal principal amount of New Notes.  Holder hereby agrees to exchange such Holder’s Old Notes for New Notes as contemplated hereby.  The New Notes shall be in the form attached hereto as Exhibit A.

2.                                       The Company shall pay Holder interest on the Old Notes in accordance with the terms thereof up to and including the calendar day immediately preceding the Effective Date, by check payable to Holder, or by wire transfer to an account designated by Holder, in accordance with past practice under the Old Notes.  Interest on the Old Notes shall cease to accrue on the Old Notes on the business day prior to the Effective Date. Interest on the New Notes shall begin to accrue and be payable in accordance with the terms thereof, on the Effective Date, provided, however, that until the Holder shall have surrendered the certificates representing Holder’s Old Notes for exchange hereunder, the Holder shall not be entitled to payment of the accrued interest on the New Notes, which shall be held by the Company in a noninterest bearing account for the benefit of the Holder. Subject to all applicable laws of escheat, such amounts shall be paid to such Holder, without interest, upon proper surrender of Holder’s Old Notes certificates.

3.                                       (a)                                  Holder represents and warrants to the Company that, except as set forth on Schedule A attached hereto and made a part hereof, that (i) Holder is the sole owner and has good, valid and marketable title to the aggregate principal amount of Old Notes set forth beneath Holder’s name on the signature page hereto, free and clear of all liens, claims, options, charges, security interests, calls, agreements or instruments restricting transfer of such Old Notes, or encumbrances of any kind whatsoever; (ii) the aggregate principal amount of Old Notes set forth beneath

Holder’s name on the signature page hereof represents all of the Old Notes registered in Holder’s name; (iii) Holder has full power and authority to sell, transfer, assign and deliver such Old Notes for exchange as contemplated hereby; (iv) no consent, permission acquiescence, approval, or authorization of or by any third party is required to permit the Holder to consummate the transactions contemplated hereby; (v) neither the execution, delivery and performance of this Agreement by Holder, nor the consummation of the transactions contemplated hereby, will violate, conflict with, or result in a breach of any provisions of, or constitute a default (or an event which, with notice of lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration, or the creation of any lien, security interest, charge or encumbrance upon the Old Notes; and (vi) this Agreement is a valid and binding obligation of Holder, enforceable in accordance with its terms, except insofar as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to equitable principles which may limit the enforcement of certain remedies.

(b)                                 Holder acknowledges and agree s that the form of New Note reflects certain changes from the form of Old Notes, including a change in maturity date, change in interest rate and changes intended to comply legal and regulatory developments since the issuance of the Old Notes.

(c)                                  Holder represents and warrants that:

(i)                                     Holder (if a natural person) is a citizen of the United States and is at least 21 years of age.

(ii)                                  The residence of Holder (if a natural person, or if a trust the location of principal offices) set forth below in the signature block is the true and correct principal residence (or principal office) of Holder and Holder has no present intention of becoming a resident or domiciliary of any other state, county, or jurisdiction.

(iii)                               Holder has had access to, and carefully read, and is familiar with, the Company’s reports filed with the Securities and Exchange Commission and other written information requested from and provided by the Company.  Holder is aware of, and understands, the proposed acquisition transaction and the risks related to the Company’s business and operations.  Holder has been provided with sufficient opportunity to make inquiries of, and receive documents or other information from, the Company with respect to the operations and financial performance of the Company.  Holder has received full and adequate responses to such inquiries and requests.

(iv)                              Holder understands and acknowledges that the future operating results or financial performance of the Company, and the value of the New Notes and Company’s capital stock, are impossible to predict, and acknowledges and agrees that no representation of any kind whatsoever has been made by the Company or any of its affiliates with respect to the future operating results or financial performance of the Company, or the value of the New Notes, and that any such representation with respect to such matters (including any financial or statistical projections or pro forma financial statements for any future period), if made or provided, has not been relied upon by Holder in making his or her investment in the New Notes.

(v)                                 Holder understands and acknowledges that an investment in the New Notes involves a degree of risk of loss of Holder’s investment.

(vi)                              Holder has carefully considered, and to the extent Holder believes such discussions are necessary, discussed with his/her professional legal, tax, accounting and financial advisors the suitability of an investment in the New Notes.  Taking into account his/her particular financial situation, Holder has determined that the New Notes being subscribed for by him/her hereunder constitute a suitable investment for him/her.  Either alone, or together with his/her advisors, Holder possesses sufficient expertise to utilize the information provided by the Company to evaluate the risks of investment in the New Notes and make an informed investment decision.

(vii)                           Holder has no present intention, and no contract, undertaking, agreement, or arrangement with any person or entity, to sell, pledge, hypothecate or otherwise transfer (with or without consideration) to any such person or entity any New Notes, and Holder has no present plans or intention to enter into any such contract, undertaking, agreement, or arrangement, except, in the case of pledge or hypothecation, as disclosed on Schedule A.  In connection with any proposed pledge or hypothecation, the lender shall execute an acknowledgement of the restrictions on transfer contained herein, and a consent to the exchange contemplated hereby, in the form attached a Exhibit B hereto.

(viii)                        The present financial condition of Holder is such that Holder is under no present or contemplated future need to dispose of any portion of the New Notes for which Holder hereby subscribes to satisfy any existing or contemplated undertaking, need or indebtedness.  Holder’s overall commitment to investments which are not readily marketable, is not disproportionate to his/her net worth and his/her investment in the Company will not cause such overall commitment to become excessive.  Holder’s financial condition is such that Holder is able to bear the financial risk of losing his/her entire investment, and that after investing in the New Notes, Holder will have adequate measures of providing for all current income needs and contingencies, without regard to earnings, income or distributions, if any, on the New Notes.

(ix)                                Holder has not distributed the documents or other information received from the Company, or this Agreement to anyone other than Holder’s legal, tax, accounting and/or financial advisors, and no one except such representatives has used such documents, and the undersigned has not made any copies thereof.  Holder agrees that Holder shall keep confidential all information until such time as it is made public by an authorized representative of the Company.

(x)                                   The information which Holder has furnished, herewith furnishes or shall furnish to the Company with respect to the financial condition, sophistication and/or accredited investor status, including but not limited to the information contained in this Agreement, is accurate and complete in all material respects.  Specifically, Holder represents and warrants that each of the categories initialed below accurately reflects the status of Holder, and further represents and warrants that except as marked to the contrary below (a) Holder is an accredited investor as that term is defined in the regulations of the Securities and Exchange Commission, and (b) Holder meets any additional suitability and/or financial standards or requirements which may be imposed in connection with the sale of the Notes by the law or regulations of the jurisdiction in which Holder resides.  (Initial those categories which apply)

(1)	______	Holder hereby represents that Holder is a director or executive officer of the Company.

(2)	______

Holder hereby represents that Holder is a natural person whose net worth at the time of purchase of the Notes, or joint net worth with Holder’s spouse, excluding the value of Holder’s primary residence, exceeds $1,000,000.

(3)	______

Holder hereby represents that Holder is a natural person who had income in excess of $200,000 in each of the two most recent years, or who had joint income with Holder’s spouse in excess of $300,000 in each of those years, and who reasonably expects to reach the same income level in the current year. For the purpose of this category, “income” is Holder’s adjusted gross income, as reported on his/her federal income tax return, increased by the following amounts: (i) the amount of any tax-exempt interest income received under Section 103 of the Code; (ii) the amount of losses claimed as a limited partner in a limited partnership as reported on Schedule E of Form 1040; (iii) any deduction claimed for depletions under Section 611 of the Code; and (iv) amounts contributed to an IRA or retirement plan.

(4)	______

Holder hereby represents that it is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that Holder is capable of evaluating the merits and risks of an investment in the common stock of the Company.

(5)	______

Holder hereby represents that it is a corporation, a Massachusetts or similar business trust, partnership, or an organization exempt under Section 501(c)(3) of the Internal Revenue Code, which has not been formed for the specific purpose of acquiring the securities offered, and which has total assets in excess of $5,000,000.

(6)	______

Holder hereby represents that it is a partnership, corporation or other entity all of whose equity owners satisfy one or more of the conditions set forth in (1) though (5), and a certification as to such status by each such equity owner is attached hereto.

(7)	______	Holder hereby represents that Holder/it is an accredited investor not described above, based on the following information:

(8)	______	Holder hereby represents that Holder/it is not an accredited investor.

(e)	The certificates of the Company that will evidence the New Notes will be imprinted with a conspicuous legend in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW.  NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.  THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (C) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT.

The undersigned agrees that the New Notes hereby will not be transferable under any circumstances except upon the conditions specified in this Section 5 and in accordance with the other restrictions herein contained.  The undersigned realizes that by becoming a holder of  securities subject to the restrictions set forth in the aforesaid legend, the undersigned agrees, prior to any transfer, to give written notice to the Company expressing the desire of the undersigned to effect such transfer and describing briefly the proposed transfer. Upon receiving such notice, the Company shall present copies thereof to counsel to the Company and the following provisions shall apply:

(a)                                  If, in the opinion of such counsel, the proposed transfer may be effected without registration under the Act and the State Acts, the Company will promptly thereafter notify the holder thereof, whereupon such holder shall be entitled to transfer such securities in accordance with the terms of the notice delivered by such holder to the Company and upon such further terms and conditions as shall be required by the Company to assure compliance with the Act and the State Acts; and the Company will deliver, upon surrender of the certificate representing such securities, in exchange therefor, a new certificate representing such securities, which new certificate may not bear a legend of the character set forth above if such counsel agrees that such legend is no longer required under the Act and the State Acts.

(b)                                 If, in the opinion of such counsel, the proposed transfer may not be effected without registration under the Act and the State Acts, a copy of such opinion shall be delivered promptly to the holder who has proposed such transfer, and such proposed transfer shall not be made unless such registration is then in effect.

(c)                                  Notwithstanding anything contained herein, the Note may be pledge or hypothecated by the undersigned in connection with the refinancing of, or as substitute collateral for, a bona fide loan for the purchase of the Old Notes from the Company, provided that the Company is advised of such pledge or hypothecation and the lender provides the acknowledgement in the form attached as Exhibit B.  The undersigned agrees to provide copies of any such loan and pledge agreements to the Company upon request.

4.                                       The Effective Date shall be the later of (i) August 30, 2010, and (ii) the date on which the Company shall have been provided with all necessary third party consents or approvals required to be obtained by Holder in order to make the representations and warranties contained in Section 3(a) hereof to be true and correct in all respects without reference to the exceptions, if any, noted on Schedule A hereto.

5.                                       This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

6.                                       Except as otherwise provided herein, this Agreement constitutes the entire agreement among the parties with respect to the subject matters hereof, superseding all prior understandings and agreements, written or oral.

7.                                       This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

8.                                       Any invalidity, illegality or unenforceability of any provision hereof in any jurisdiction shall not invalidate or render illegal or unenforceable the remaining provisions hereof in such jurisdiction and shall not invalidate or render illegal or unenforceable such provision in any other jurisdiction.

9.                                       This Agreement may be amended or modified only by a written instrument, executed by each party hereto.  Any term, condition or provision of this Agreement may be waived in writing by the party entitled to the benefits hereof.

[Remainder of page intentionally blank.]

10.                                 This Agreement may be executed in any number of counterparts, each of which shall be an original, but which shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have set their respective hands, duly authorized, as of the date and year first above written.

[CORPORATE SEAL]	EAGLE BANCORP, INC.

By:
Name:	Name:
Secretary	Title

[Holder Name]

[Principal Amount of Old Notes]

[Holder Signature(s)]

EXHIBIT A

FORM OF NEW NOTE

[See Exhibit 10.1 to Form 8-K]

EXHIBIT B

FORM OF PLEDGEE’S ACKNOWLEDGEMENT AND CONSENT

TO:                            Eagle Bancorp, Inc.

The undersigned hereby advises Eagle Bancorp, Inc. (the “Company”) that the undersigned is the holder of a valid lien, security interest or other encumbrance (the “pledge”) secured by the below described Subordinated Notes due 2014 of the Company (the “Old Notes”) registered in the name of the holder identified below (“Holder”).

The undersigned acknowledges that it has been provided with a copy of the Exchange Agreement between the Company and Holder (the “Exchange Agreement”), pursuant to which the Old Notes will be exchanged for an equal principal amount of the Company’s 10% Subordinated Notes due September 30, 2016 (the “New Notes”), and that such Agreement contains limitations on the ability to transfer and sell the New Notes, which such limitations are prescribed for the purpose of protecting the exemption from registration under the Securities Act of 1933, as amended and comparable provisions of state securities laws pursuant to which the Notes were issued without registration.

The undersigned hereby (i) consent to the exchange contemplated by the Exchange Agreement; and (ii) acknowledges and agrees that the transfer provisions of the Agreement are applicable to the New Notes and that it shall abide by and comply with such provisions in the event that the undersigned acquires the New Notes pursuant to the terms of the pledge agreement between the undersigned and the registered holder.  This agreement shall be binding upon the undersigned and the undersigned’s estate, heirs, successors, assigns, transferees and personal representatives.

IN WITNESS WHEREOF, the undersigned has set its hand, duly authorized, as of this          day of                     , 20      .

Name:
Title:
Organization:

Pledged Securities (Old Notes):

Note Certificate No:

Initial Principal Amount:

Name of Registered Holder: